    First
  Financial
Fund, Inc.

SEMI-
ANNUAL
REPORT
September 30, 1999

Letter To Shareholders                             November 3, 1999

Dear Fellow Shareholder:

For the six months ended September 30, 1999, the Fund returned +3.3% and managed to outperform the S&P 500 index and other relevant indexes (see chart below). Market concerns over higher interest rates and deteriorating credit, however, quickly drove financial stocks lower during the second half of this period. In spite of this, the actual financial results of companies in the Fund generally met or exceeded our expectations. Earnings grew smartly, credit quality continued strong and interest margins came in a smidge higher than we projected. Most of the Fund's companies confirmed their attractive valuations with net insider buying or corporate repurchases.

Investment Objective
The Fund seeks long-term capital
appreciation and, as a secondary
objective, current income by
investing in a portfolio of
securities issued by small to
mid-sized savings, banking and
mortgage institutions.

Notwithstanding solid operating performances by the Fund's companies during the entire period, solid gains recorded by the Fund during the first three months of this period were partially offset during the second half. Investors continue to drain money out of the financial services sector and plough funds into large cap growth and technology Funds.
The "tyranny" of negative fund flows makes positive stock performance in the financial services sector difficult to come by, but superior execution will bring back investors eventually.

                  TOTAL RETURN
For The Period Ended September 30, 1999
                               6 Mos.    1 Year    3 Years    5 Years
First Financial Fund's NAV1     3.3%      -8.9%      3.2%      14.1%
S&P 500 Index                   0.4       27.8      25.1       25.0
NASDAQ Composite2              11.6       62.1      30.8       29.1
NASDAQ Banks2                  -3.8       -2.8      13.6       16.9
SNL All Daily Thrift2         -13.9       -6.5      12.4       16.8
SNL MBS REITS2                -17.4      -36.6      -8.8        9.3
SNL Mortgage Banks2           -19.5      -25.1     -18.2        6.9

1Source: Prudential Investments Fund Management. The Fund total return represents the change in net asset value from the beginning of the period noted through September 30, 1999 and assumes the reinvestment of dividends and distributions. Past performance is no guarantee of future results.

2Principal only.

Note: Returns for periods greater than one year are annualized.

We foresee several potential near-term catalysts to better stock performance. Those catalysts would include a plateauing of interest rates, a spurt of cross industry mergers or, more simply, investor rotation out of large cap growth stocks. Such a revival could gain momentum next year as it becomes clearer that the U.S. financial system will not only survive Y2K, but also continue to export its technological and operational prowess to the rest of the world.

More than ever, a disciplined credit culture, intelligent investment in technology, and a firm wide culture of accountability will differentiate winners and losers in financial services. The gap between the "haves" and "have nots" will grow wider and expand faster than most predict. With the repeal of Glass-Steagall now likely, boundaries between banks, insurers, brokers et. al., will become less and less distinct. All of which is positive for the well managed, attractively priced financial service firms which the First Financial Fund represents.

Stay the course.

Sincerely,

Nicholas C. Adams
Portfolio Manager
Senior Vice President
Wellington Management Company, LLP

Portfolio of Investments as
of September 30, 1999
(Unaudited)                                           FIRST FINANCIAL FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--114.6%
COMMON STOCKS--114.6%
------------------------------------------------------------
Banks & Thrifts--82.0%
  11,700    Abington Bancorp, Inc.                 $    141,131
  34,600    Algiers Bancorp, Inc.                       315,725
 120,400    Bay State Bancorp, Inc.                   2,347,800
 125,000    Big Foot Financial Corp.                  1,640,625
 195,862    Bostonfed Bancorp, Inc.                   2,937,930
  89,640    Broadway Financial Corp., Delaware          616,275
 100,000    Brookline Bancorp, Inc.                   1,018,750
 144,500    Cameron Financial Corp.                   1,860,437
 159,900    Capital Crossing Bank*                    2,318,550
 347,000    Capitol Federal Financial                 3,459,156
 234,000    Catskill Financial Corp.                  3,524,625
  91,000    CBES Bancorp, Inc.                        1,387,750
 142,538    CCF Holding Co.                           2,512,232
  51,450    Charter One Financial, Inc.*              1,189,781
 118,000    Commercial Bank New York                  1,386,500
  60,000    Community Bank San Jose California        1,575,000
 155,500    Community Financial Corp.                 1,380,063
  74,600    CSB Financial Group, Inc.*                  764,650
 196,000    Downey Financial Corp.                    3,944,500
1,200,000   East West Bancorp, Inc.                  14,250,000
  50,000    Eldorado Bancshares, Inc.                   428,125
 202,900    Fidelity Federal Bancorp                    557,975
 109,200    First Commerce Bancshares, Inc.           2,270,175
  24,000    First Financial Corp.                       312,000
 385,000    First Place Financial Corp.,
              Delaware                                4,379,375
 258,700    FirstFed America Bancorp, Inc.            3,298,425
 252,000    FirstFed Bancorp, Inc.                    2,016,000
  77,800    Hallmark Capital Corp.*                     797,450
  16,666    HFB Financial Corp.                         229,158
  85,200    Highland Bancorp, Inc.*                   1,592,175
 303,900    Hudson City Bancorp, Inc.                 4,178,625
 186,400    Hudson United Bancorp*                    5,743,450
   9,375    Independent Bankshares, Inc.                101,953
  45,000    Innes Street Financial Corp.                551,250
 327,400    ITLA Capital Corp.*                       4,829,150
 236,323    Jeffbanks, Inc.                           6,823,827
  56,100    Lincoln Bancorp Indiana                     666,188
 208,000    Metrocorp Bancshares, Inc.                1,872,000
 147,200    Mystic Financial, Inc.                    1,564,000
 260,000    Niagara Bancorp, Inc.                  $  2,713,750
 301,000    Northeast Pennsylvania Financial
              Corp.                                   3,122,875
 182,000    Pacific Century Financial Corp.*          3,719,625
 221,200    PBOC Holdings, Inc.                       1,797,250
 286,000    People's Bank                             6,756,750
  34,600    Peoples Financial Corp.                     326,538
 169,230    Perpetual Federal Savings Bank            3,257,677
  85,000    PrivateBankcorp, Inc.*                    1,508,750
 324,602    Progress Financial Corp.                  4,260,401
 357,000    Provident Financial Holdings, Inc.*       6,202,875
  64,650    Redwood Financial, Inc.*                    646,500
  45,000    River Valley Bancorp                        585,000
  47,800    Rowan Bancorp, Inc.*                      1,027,700
  86,500    Seacoast Financial Services Corp.           865,000
  98,700    Security Pennsylvania Financial
              Corp.                                     999,338
 140,000    Southwest Bancorp, Inc., Oklahoma*        3,045,000
 140,300    St Paul Bancorp, Inc.                     3,209,362
  32,500    ST Landry Financial Corp.                   375,781
 100,000    Team Financial, Inc.                      1,012,500
 110,600    Thistle Group Holdings Co.*                 788,025
   7,276    Tri-County Bancorp, Inc.                     63,665
  67,000    Triangle Bancorp, Inc.*                   1,239,500
 712,400    Troy Financial Corp.*                     7,702,825
 496,000    UCBH Holdings, Inc.                       9,052,000
 372,500    Unionbancal Corp.                        13,503,125
     700    Warwick Community Bancorp                     7,525
 140,000    Western Bancorp*                          5,407,500
 382,150    Woronoco Bancorp, Inc.*                   3,869,269
 344,000    WSFS Financial Corp.                      4,859,000
 160,800    Yardville National Bancorp                1,839,150
                                                   ------------
                                                    184,547,037
                                                   ------------
------------------------------------------------------------
Other Financial Intermediaries--32.2%
 300,000    American Cap Strategies Ltd.*             5,550,000
 511,800    Anthracite Capital, Inc.                  3,518,625
 248,200    Central Financial Acceptance Corp.*       1,613,300
 375,700    Dynex Capital Inc.*                       2,535,975
 227,875    First Mortgage Corp.*                       897,258

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of September 30, 1999
(Unaudited)                                           FIRST FINANCIAL FUND, INC.
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Other Financial Intermediaries (cont'd.)
 300,000    Fortress Investment Corp.              $  5,062,500
 312,500    Healthcare Financial Partners, Inc.,      6,250,000
 398,400    Imperial Credit Industries, Inc.*         1,743,000
 128,016    Inco Homes Corp.*                             8,001
 448,300    LASER Mortgage Management, Inc.*          1,765,181
 804,400    LNR Property Corp.                       16,389,650
  54,400    Miix Group Inc.*                            921,400
 974,600    Ocwen Asset Investment Corp.              4,202,962
 825,100    Ocwen Financial Corp.*                    5,517,856
 330,000    Prime Capital Corp., Inc.*                  536,250
 336,300    RB Asset, Inc.*                           1,471,313
 910,000    Resource America, Inc.                    6,768,125
 545,300    Sundance Homes, Inc.*                       141,778
 807,600    Ugly Duckling Corp.*                      5,754,150
 185,800    Virginia Capital Bancshares, Inc.         2,763,775
                                                   ------------
                                                     73,411,099
                                                   ------------
            Total common stocks
              (cost $300,773,814)                   257,958,136
                                                   ------------
------------------------------------------------------------
Warrants*
Warrant
       1    Golden State Bancorp, Inc.,
              expiring January '01                            1
 125,000    Healthcare Financial Partners, Inc.
              expiring December '01                       7,813
                                                   ------------
            Total warrants*
              (cost $0)                                   7,814
                                                   ------------
            Total long-term investments
              (cost $300,773,814)                   257,965,950
                                                   ------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
SHORT-TERM INVESTMENTS--7.0%
------------------------------------------------------------
Repurchase Agreement--7.0%
 $15,764    Paribas Corp.,
              5.29%, dated 9/30/99, due 10/1/99
              in the amount of $15,764,000
              (cost $15,764,000; collateralized
              by $16,323,000 U.S. Treasury
              Bonds, 6.25%, due 8/15/23, value
              of collateral including interest
              $16,159,770)                         $ 15,764,000
                                                   ------------
------------------------------------------------------------
Certificates Of Deposit
      21    Nauatuck Valley Saving & Loan
              Assoc.,
              3.00%, 10/13/99                            20,567
      21    First Fed Monesson
              4.00%, 10/25/99                            20,662
       1    Brookline Savings
              4.35%, 11/26/99                             1,391
                                                   ------------
                                                         42,620
                                                   ------------
            Total short-term investments
              (cost $15,806,620)                     15,806,620
                                                   ------------
------------------------------------------------------------
Total Investments--121.6%
            (cost $316,580,434; Note 3)             273,772,570
            Liabilities in excess of other
              assets--(21.6%)                       (48,543,399)
                                                   ------------
            Net Assets--100%                       $225,229,171
                                                   ------------
                                                   ------------

---------------
 * Non-income-producing security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities (Unaudited)       FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
Investments, at value (cost $316,580,434)...............................................................         $273,772,570
Cash....................................................................................................                2,898
Dividends and interest receivable.......................................................................            1,045,452
Receivable for investments sold.........................................................................              275,922
Other assets............................................................................................              113,134
                                                                                                              ------------------
   Total assets.........................................................................................          275,209,976
                                                                                                              ------------------
Liabilities
Loan payable (Note 4)...................................................................................           45,000,000
Payable for investments purchased.......................................................................            4,031,852
Loan interest payable (Note 4)..........................................................................              432,051
Advisory fee payable....................................................................................              392,856
Administration fee payable..............................................................................               90,536
Deferred directors' fees................................................................................               21,745
Accrued expenses........................................................................................               11,765
                                                                                                              ------------------
   Total liabilities....................................................................................           49,980,805
                                                                                                              ------------------
Net Assets..............................................................................................         $225,229,171
                                                                                                              ------------------
                                                                                                              ------------------
Net assets were comprised of:
   Common stock, at par; 24,628,781 shares issued.......................................................         $     24,629
   Paid-in capital in excess of par.....................................................................          270,841,378
   Cost of 436,200 shares held in Treasury..............................................................            3,617,561
                                                                                                              ------------------
                                                                                                                  274,483,568
   Undistributed net investment income..................................................................            2,253,662
   Accumulated net realized losses......................................................................           (8,700,195)
   Net unrealized depreciation of investments...........................................................          (42,807,864)
                                                                                                              ------------------
   Net assets, September 30, 1999.......................................................................         $225,229,171
                                                                                                              ------------------
                                                                                                              ------------------
Net asset value per share ($225,229,171 /24,628,781 shares of common stock outstanding).................                   $9.14
                                                                                                              ------------------
                                                                                                              ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

FIRST FINANCIAL FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                Six Months
                                                  Ended
Net Investment Income                       September 30, 1999
Income
   Dividends.............................     $    4,287,636
   Interest..............................            386,821
                                            ------------------
      Total income.......................          4,674,457
                                            ------------------
Expenses
   Investment advisory fee...............            772,753
   Administration fee....................            177,960
   Custodian's fees and expenses.........             41,000
   Transfer agent's fees and expenses....             34,000
   Insurance expense.....................             33,000
   Reports to shareholders...............             30,000
   Legal fees and expenses...............             28,000
   Listing fees..........................             17,000
   Audit fee and expenses................             10,000
   Directors fees........................              8,000
   Miscellaneous.........................              8,883
                                            ------------------
      Total operating expenses...........          1,160,596
   Loan interest (Note 4)................          1,260,199
                                            ------------------
      Total expenses.....................          2,420,795
                                            ------------------
Net investment income....................          2,253,662
                                            ------------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized loss on investment
   transactions..........................           (433,679)
Net change in unrealized appreciation
   (depreciation) of investments.........          5,145,997
                                            ------------------
Net gain on investments..................          4,712,318
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................     $    6,965,980
                                            ------------------
                                            ------------------

FIRST FINANCIAL FUND, INC.
Statement of Cash Flows (Unaudited)
------------------------------------------------------------

                                                Six Months
                                                  Ended
Increase (Decrease) in Cash                 September 30, 1999
Cash flows provided from operating
   activities
   Dividends and interest received........     $  3,976,634
   Operating expenses paid................         (530,505)
   Loan interest paid.....................       (1,551,552)
   Purchases of short-term portfolio
      investments, net....................      (14,004,259)
   Purchases of long-term portfolio
      investments.........................      (78,647,859)
   Proceeds from disposition of long-term
      portfolio investments...............       94,344,900
   Other assets...........................           32,932
                                            ------------------
   Net cash provided from operating
      activities..........................        3,620,291
                                            ------------------
Cash used for financing activities
   Cash used to reacquire Fund shares.....       (3,617,561)
                                            ------------------
   Net increase in cash...................            2,730
   Cash at beginning of period............              168
                                            ------------------
   Cash at end of period..................     $      2,898
                                            ------------------
                                            ------------------
Reconciliation of Net Increase in Net
Assets to Net Cash Provided from Operating
Activities
Net increase in net assets resulting from
   operations.............................     $  6,965,980
                                            ------------------
Increase in investments...................       (2,579,509)
Net realized loss on investment
   transactions...........................          433,679
Net increase in unrealized appreciation
   (depreciation) of investments..........       (5,145,997)
Decrease in receivable for investments
   sold...................................        2,170,658
Increase in dividends and interest
   receivable.............................         (697,823)
Decrease in other assets..................           32,932
Increase in payable for investments
   purchased..............................        2,101,633
Increase in accrued expenses and other
   liabilities............................          338,738
                                            ------------------
      Total adjustments...................       (3,345,689)
                                            ------------------
Net cash provided from operating
   activities.............................     $  3,620,291
                                            ------------------
                                            ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

FIRST FINANCIAL FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                  Six Months
                                    Ended
                                  September         Year Ended
Increase (Decrease)                  30,             March 31,
in Net Assets                        1999              1999
                                 ------------      -------------
Operations
   Net investment income......   $  2,253,662      $   2,686,510
   Net realized gain (loss) on
      investment
      transactions............       (433,679)        31,773,999
   Net change in unrealized
      appreciation
      (depreciation)
      of investments..........      5,145,997       (181,559,749)
                                 ------------      -------------
   Net increase (decrease) in
      net assets resulting
      from
      operations..............      6,965,980       (147,099,240)
                                 ------------      -------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income.......             --         (1,023,852)
   Distributions from net
      realized gains on
      investments.............             --        (51,039,444)
   Distributions in excess of
      net
      realized gains..........             --        (11,214,443)
Value of Fund shares issued to
shareholders in reinvestment
of dividends and
distributions.................             --         44,405,793
Cost of Fund shares
reacquired....................     (3,617,561)                --
                                 ------------      -------------
Total increase (decrease).....      3,348,419       (165,971,186)
Net Assets
Beginning of period...........    221,880,752        387,851,938
                                 ------------      -------------
End of period(a)..............   $225,229,171      $ 221,880,752
                                 ------------      -------------
                                 ------------      -------------
---------------
(a) Includes undistributed net
  investment income of........   $  2,253,662      $          --
                                 ------------      -------------

FIRST FINANCIAL FUND, INC.
Notes to Financial Statements (Unaudited)
------------------------------------------------------------
First Financial Fund, Inc. (the 'Fund') was incorporated in Maryland on March 3, 1986, as a closed-end, diversified investment company. The Fund's primary investment objective is to achieve long-term capital appreciation with the secondary objective of current income by investing in securities issued by savings and banking institutions, mortgage banking institutions, and their holding companies. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which market quotations are readily available--including securities listed on national securities exchanges and those traded over-the-counter--are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith according to pricing procedures developed by the Investment Adviser and approved by the Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with repurchase agreement transactions with financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Cash Flow Information: The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts on debt obligations.
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)             FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are provided in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: The Fund expects to declare and pay, at least annually, dividends from net investment income and any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales.

------------------------------------------------------------
Note 2. Agreements

The Fund has agreements with Wellington Management Company, LLP (the 'Investment Adviser') and with Prudential Investments Fund Management LLC (the 'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Adviser to receive a fee, computed monthly and payable quarterly, at the following annual rates:
 .75% of the Fund's average month-end net assets up to and including $50 million, and .625% of such assets in excess of $50 million. The administration agreement provides for the Administrator to receive a fee, computed monthly and payable quarterly, at the annual rate of .15% of the Fund's average month-end net assets.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended September 30, 1999 were $80,749,492 and $92,153,536, respectively.

The cost basis of the Fund's investments including short-term investments, at September 30, 1999 was $317,150,348; and, accordingly, net unrealized depreciation for federal income tax purposes was $43,377,778 (gross unrealized appreciation--$26,326,678; gross unrealized depreciation--$69,704,456). The Fund elected to treat capital losses of approximately $8,003,900 incurred in the five month period ended March 31, 1999 as having occurred in the following fiscal year.

------------------------------------------------------------
Note 4. Borrowings

The Fund has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $45,000,000. These borrowings may be set to any desired maturity at a rate of interest determined by the lender at the time of borrowing.

While outstanding, the borrowings will bear interest, payable monthly. The average daily balance outstanding for the six months ended September 30, 1999 was $43,579,235 at a weighted average interest rate of 5.50%. The highest face amount of borrowing outstanding at any month-end during the period ended September 30, 1999 was $45,000,000 (as of September 30, 1999). The current borrowings are $45,000,000 (at an interest rate of 5.65%).

------------------------------------------------------------
Note 5. Capital

There are 50 million shares of $.001 par value common stock authorized. Of the 24,628,781 shares issued as of September 30, 1999, the Investment Adviser owned 10,994 shares. During the fiscal year ended March 31, 1999, the Fund issued 4,587,941 shares in connection with a cash distribution paid in stock. During the six months ended September 30, 1999, the Fund repurchased 436,200 of its own shares at a weighted average discount per share of 15.81%.

------------------------------------------------------------
Note 6. Dividends

On November 19, 1999 the Board of Directors of the Fund declared dividends of $.08 per share from ordinary income, payable on December 10, 1999 to shareholders of record on November 30, 1999.
--------------------------------------------------------------------------------

Financial Highlights (Unaudited)                      FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

                                                                  Six months
                                                                     ended                      Year Ended March 31,
                                                                 September 30,     -----------------------------------------------
                                                                     1999            1999         1998         1997         1996
                                                                 -------------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................      $    8.85       $  18.94     $  15.26     $  13.71     $  11.05
                                                                 -------------     --------     --------     --------     --------
Income from investment operations
Net investment income........................................            .09            .11          .14          .22          .13
Net realized and unrealized gain (loss) on investments.......            .17          (7.20)        6.84         4.84         4.99
                                                                 -------------     --------     --------     --------     --------
   Total from investment operations..........................            .26          (7.09)        6.98         5.06         5.12
                                                                 -------------     --------     --------     --------     --------
Less dividends and distributions
Dividends from net investment income.........................             --           (.05)        (.14)        (.21)        (.15)
Distributions from net realized gains........................             --          (2.59)       (2.68)       (3.36)       (2.31)
Distributions in excess of net realized gains................             --           (.45)        (.63)       --           --
                                                                 -------------     --------     --------     --------     --------
   Total dividends and distributions.........................             --          (3.09)       (3.45)       (3.57)       (2.46)
                                                                 -------------     --------     --------     --------     --------
Increase resulting from Fund share repurchase................            .03             --           --          .06           --
Net change resulting from the issuance of Fund shares........             --            .09          .15        --           --
                                                                 -------------     --------     --------     --------     --------
Net asset value, end of period(a)............................      $    9.14       $   8.85     $  18.94     $  15.26     $  13.71
                                                                 -------------     --------     --------     --------     --------
                                                                 -------------     --------     --------     --------     --------
Market price per share, end of period(a).....................      $  8.0625       $ 7.3125     $ 20.813     $ 14.500     $ 12.625
                                                                 -------------     --------     --------     --------     --------
                                                                 -------------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN(b):..................................          10.26%        (53.65)%      72.59%       42.10%       35.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................      $ 225,229       $221,881     $387,852     $270,496     $214,130
Average net assets (000).....................................      $ 237,231       $296,740     $320,484     $238,967     $195,421
Ratios to average net assets:
   Expenses, before loan interest, commitment fees and
      nonrecurring expenses..................................           1.06%(c)        .94%         .91%        1.03%        1.00%
   Total expenses............................................           2.04%(c)       1.61%        1.25%        1.56%        1.23%
   Net investment income.....................................           1.89%(c)        .91%         .82%        1.43%         .97%
Portfolio turnover rate......................................             30%            65%          43%          70%          82%
Total debt outstanding at end of year (000 omitted)..........      $  45,000       $ 45,000     $ 20,000     $ 18,400     $  9,700
Asset coverage per $1,000 of debt outstanding................      $   6,005       $  5,931     $ 20,393     $ 15,701     $ 23,075
                                                                 1995
                                                               --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................  $  12.74
                                                               --------
Income from investment operations
Net investment income........................................       .05
Net realized and unrealized gain (loss) on investments.......      2.76
                                                               --------
   Total from investment operations..........................      2.81
                                                               --------
Less dividends and distributions
Dividends from net investment income.........................      (.03)
Distributions from net realized gains........................     (4.38)
Distributions in excess of net realized gains................     --
                                                               --------
   Total dividends and distributions.........................     (4.41)
                                                               --------
Increase resulting from Fund share repurchase................        --
Net change resulting from the issuance of Fund shares........      (.09)
                                                               --------
Net asset value, end of period(a)............................  $  11.05
                                                               --------
                                                               --------
Market price per share, end of period(a).....................  $ 11.125
                                                               --------
                                                               --------
TOTAL INVESTMENT RETURN(b):..................................     34.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................  $158,214
Average net assets (000).....................................  $164,322
Ratios to average net assets:
   Expenses, before loan interest, commitment fees and
      nonrecurring expenses..................................      1.03%
   Total expenses............................................      1.58%
   Net investment income.....................................      0.46%
Portfolio turnover rate......................................       103%
Total debt outstanding at end of year (000 omitted)..........  $ 16,000
Asset coverage per $1,000 of debt outstanding................  $ 10,888

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total returns for periods less than one year are not annualized.
(c) Annualized.
Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Other Information (Unaudited)                         FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan. Capital gains dividends and any accompanying income dividend are usually declared in stock, with a shareholder election to pay cash, but the Fund reserves its authority to declare capital gains and, or income distributions in cash. If the Fund does not declare a capital gains dividend, any income dividend will usually be declared in cash, but the Fund reserves its authority to declare such dividend in stock. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan.) Shareholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in streetname or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent unless the Fund declares a distribution payable in shares, absent a shareholder's specific election to receive cash. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

State Street Bank and Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distribution payable only in cash and the net asset value exceeds the market price of Shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund's shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly-issued shares. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
--------------------------------------------------------------------------------
                                       10

Supplemental Proxy Information (Unaudited)            FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------
The annual meeting of shareholders of First Financial Fund, Inc. was held on August 23, 1999 at the offices of Prudential Investments Fund Management LLC, 751 Broad Street, Newark, New Jersey. The meeting was held for the following purposes:

(1)       To elect the following director to serve as follows:
                     Director                Class         Term        Expiring
          -----------------------------      ------      --------      ---------
          Eugene C. Dorsey                     I         3 years         2002

          Directors whose term of office continued beyond this meeting are Douglas H. McCorkindale and Thomas T. Mooney.
(2)       To approve the proposed changes to the Fund's fundamental
          investment restrictions, including:
          (A) Clarification of conditions under which 25% or more of the Fund's total assets may be invested in securities of
              issuers having their principal business activities in the
              same industry.
          (B) Clarification in wording of the Fund's fundamental
              restriction on portfolio diversification with respect to 75% of the Fund's total assets.
          (C) Minor wording changes in the Fund's fundamental restriction on underwriting securities.
          (D) Clarification of the Fund's fundamental restriction regarding real estate investments and the types of real estate
              related securities in which the Fund may invest.
          (E) Modification of the Fund's fundamental restriction on
              investing in commodities to broaden the exception to the prohibition on buying and selling physical commodities to cover all financial derivative instruments.
          (F) Minor wording changes to the Fund's fundamental restriction on making loans to more completely describe various debt instruments the Fund may purchase that do not constitute the making of a loan.
          (G) Elimination of the Fund's fundamental restriction on
              purchasing more than 20 percent of the Fund's total assets in restricted securities.
          (H) Elimination of the Fund's fundamental restriction on
              purchasing more than 5 percent of the Fund's total assets in marketable warrants.
          (I) Elimination of the Fund's fundamental restriction on
              investments in oil and gas programs.
          (J) Elimination of the Fund's fundamental restriction on
              selling short.
          (K) Elimination of the Fund's fundamental restriction on
              purchasing securities issued by other investment companies.
          (L) Elimination of the Fund's fundamental restriction on
              pledging assets and replacement with a similar non-fundamental restriction.
          (M) Elimination of the Fund's fundamental restriction on
              entering into repurchase agreements maturing in more than seven days.
          * Approval of the revisions above to the fundamental
            restrictions also resulted in the deletion of references to those fundamental restrictions in the Fund's By-Laws.
(3)       To ratify the selection of PricewaterhouseCoopers LLP as
          independent public accountants for the year ending March 31,
          2000.
--------------------------------------------------------------------------------
                                       11

Supplemental Proxy Information (Unaudited)            FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------
The results of the proxy solicitation on the above matters were as follows:

                   Director/Matter                Votes for      Votes against      Votes withheld      Abstentions
          ----------------------------------     -----------     --------------     ---------------     ------------
(1)       Eugene C. Dorsey                       13,687,118            --               819,402              --
(2)       Amendment of investment restrictions:
          (A)                                    11,208,451         762,287             852,768              --
          (B)                                    11,168,288         779,209             540,003              --
          (C)                                    11,152,941         787,626             576,937              --
          (D)                                    11,058,131         810,309             676,453              --
          (E)                                    10,545,587        1,388,075            684,081              --
          (F)                                    10,963,270         961,550             681,383              --
          (G)                                    10,583,871        1,228,772            696,772              --
          (H)                                    10,828,065        1,085,480            582,649              --
          (I)                                    10,683,213        1,266,471            558,659              --
          (J)                                    10,677,232        1,224,747            608,624              --
          (K)                                    11,037,684         917,945             551,995              --
          (L)                                    10,745,708        1,181,463            652,510              --
          (M)                                    11,020,353         899,735             657,422              --
(3)       PricewaterhouseCoopers LLP             14,132,441         268,778               --              442,761

--------------------------------------------------------------------------------

Directors
Eugene C. Dorsey
Douglas H. McCorkindale
Thomas T. Mooney

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The accompanying financial statements as of September 30, 1999 were not audited and, accordingly, no opinion is expressed on them.

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Financial Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077


For information call toll-free (800) 451-6788

320228109